               Amendment to Schedule A to Participation Agreement
                                      Among
                        Variable Insurance Products Fund,
                       Fidelity Distributors Corporation,
                                       and
             Allmerica Financial Life Insurance and Annuity Company

WHEREAS, Allmerica Financial Life Insurance and Annuity Company (formerly known as SMA Life Assurance Company), Variable Insurance Products Fund and Fidelity Distributors Corporation entered into a Participation Agreement on May 1, 1991 ("Participation Agreement"); and

WHEREAS, the parties desire to amend the Participation Agreement and restate in its entirety Schedule A by mutual written consent;

NOW, THEREFORE, the parties do hereby agree to replace Schedule A to the Participation Agreement and any amendments thereto with the attached Schedule A dated as of October 1, 2000.

All terms and conditions of the Participation Agreement and Schedules thereto shall continue in full force and effect except as modified hereby.

In witness whereof, each of the parties has caused this agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

ALLMERICA FINANCIAL LIFE INSURANCE
AND ANNUITY COMPANY


By:            /s/ Richard M. Reilly
              -----------------------------------------

Name:          Richard M. Reilly
              -----------------------------------------

Title:         President
              -----------------------------------------

Date:          February 7, 2001
              -----------------------------------------


VARIABLE INSURANCE PRODUCTS FUND
                                         FIDELITY DISTRIBUTORS CORPORATION


By:            /s/ Robert C. Pozen       By:        /s/ Michael Kellogg
              ---------------------------           --------------------------

Name:          Robert C. Pozen           Name:       Michael Kellogg
                                                    --------------------------
              ---------------------------

Title:         Senior Vice President     Title:     Executive Vice President
              ---------------------------           --------------------------


Date:          December 11, 2000         Date:       February 16, 2001
              ---------------------------           --------------------------

                                Schedule A

                 Separate Accounts and Associated Contracts

Name of Separate Account                    Contract Name and Form Numbers              Registration Numbers
and Date Established by Board               by Separate Account                         of Contracts
of Directors                                -------------------                         ------------
------------
VEL                                         Vari-Exceptional Life '87                   33-14672
(Variable Life)                             Policy Form 1018-87                         811-5183
4/2/87
                                            Vari-Exceptional Life '91                   33-90320
                                            Policy Form 1018-91                         811-5183

                                            Vari-Exceptional Life Plus                  33-42687
                                            Policy Forms 1023-91; 1023-92               811-5183

VEL II                                      Vari-Exceptional Life '93                   33-57792
(Variable Life)                             Policy Form 1018-93                         811-7466
1/21/93

VEL III                                     Allmerica Estate Optimizer                  333-58385
(Variable Life)                             Policy Form 1030-96                         811-8857
6/13/96

Inheiritage                                 Inheiritage                                 33-70948
(Variable Life)                             Policy Form 1026-94                         811-8120
9/15/93

Group VEL                                   Group Vari-Exceptional Life                 33-82658
(Variable Life)                             Policy Form 1029-94                         811-8704
11/22/93

VA-K                                        Allmerica ExecAnnuityPlus                   33-39702
(Annuity)                                   Policy Form A3018-91; A3021-93              811-6293
11/1/90
                                            Allmerica Advantage                         33-39702
                                            Policy Form A3025-96                        811-6293

                                            Allmerica Immediate Advantage               333-81861
                                            Policy Form A3029-99                        811-6293

                                            Allmerica Ultimate Advantage                333-38274
                                            Policy Form A3033-00                        811-6293

Allmerica Select                            Group IRA                                   TBD
Separate Account I                          Policy Form GA-IRA-2.00-92                  TBD
(Annuity)
8/20/91

Allmerica Select                            Allmerica Select Resource                   33-47216
(Annuity)                                   Policy Form A3020-94GRC                     811-6632
3/5/92
                                            Allmerica Select Resource II                33-47216
                                            Policy Form A3025-96                        811-6632

Name of Separate Account                    Contract Name and Form Numbers              Registration Numbers
and Date Established by Board               by Separate Account                         of Contracts
of Directors                                -------------------                         ------------
------------
                                            Allmerica Select Charter                    333-63093
                                            Policy Form A3027-98                        811-6632

                                            Allmerica Select Reward                     333-78245
                                            Policy Form A3028-99                        811-6632

                                            Allmerica Select Acclaim                    333-92115
                                            Policy Form A3032-99                        811-8116

                                            Allmerica Select Advocate                   333-90531
                                            Policy Form A3030-99                        811-6632

Allmerica Select                            Allmerica Select Life                       33-83604
Separate Account II                         Policy Form 1027-95                         811-8746
(Variable Life)
10/12/93

Allmerica Select                            Allmerica Select SPL                        333-58551
Separate Account III                        Policy Form 1030-96                         811-8859
(Variable Life)                                                                         6/13/96

Separate Account IMO                        Allmerica VUL 2001                          333-84879
(Variable Life)                                                                         811-09529
6/13/96
                                            Select VUL 2001                             333-84879
                                                                                        811-09529

                                            Agency VUL 2001                             333-84879
                                                                                        811-09529

                                            VUL 2001 Survivorship                       333-90995
                                                                                        811-09529

                                            Select Inheiritage                                   33-70948
                                                                                        811-8120


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